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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                               ---------------


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JULY 9, 1998


                            BRE PROPERTIES, INC.
           (Exact name of registrant as specified in its charter)


         MARYLAND                       0-5305               94-1722214
(State or other jurisdiction of      (Commission            (IRS Employer
       incorporation)                File Number)        Identification No.)



   44 MONTGOMERY STREET, SUITE 3600
     SAN FRANCISCO, CALIFORNIA                                94104-4602
(Address of principal executive offices)                      (Zip Code)


                                 (415) 445-6530
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On July 9, 1998, BRE Properties, Inc. (the "Company") executed an Underwriting Agreement (the "Underwriting Agreement") in connection with the public offering of up to 2,012,500 shares (the "Shares") of the Company's common stock, par value $0.01 per share, including 262,500 Shares subject to an over-allotment option granted to the Underwriter, under the Company's shelf registration statement on Form S-3 (File No. 333-47469).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

 1.1 Underwriting Agreement dated July 9, 1998, by and between the Company and Morgan Stanley & Co. Incorporated.

 4.1           Form of Certificate for Common Shares (1)

 _________________

 (1) Incorporated by reference to Exhibit 4.12 to the Company's Amendment No. 1 to Registration Statement on Form S-3 dated March 27, 1998 (File No. 333-47469).

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BRE PROPERTIES, INC.



                    By:  /s/ LeRoy E. Carlson
                       -------------------------------------
                       LeRoy E. Carlson
                       Executive Vice President,
                       Chief Financial Officer and Secretary


Date: July 15, 1998





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                                 EXHIBIT INDEX



Exhibit No.  Description
-----------  -----------

 1.1 Underwriting Agreement dated July 9, 1998, by and between the Company and Morgan Stanley & Co. Incorporated.

 4.1         Form of Certificate for Common Shares (1)

____________

(1) Incorporated by reference to Exhibit 4.12 to the Company's Amendment No. 1 to Registration Statement on Form S-3 dated March 27, 1998 (File No. 333-47469)

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